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                                                                   EXHIBIT 10.4


                            OBJECTSWITCH CORPORATION


                                1998 STOCK PLAN


                           ADOPTED ON AUGUST 21, 1998


                           AMENDED ON APRIL 29, 1999

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
SECTION 1.  ESTABLISHMENT AND PURPOSE..........................................1


SECTION 2.  ADMINISTRATION.....................................................1

   (a)  Committees of the Board of Directors...................................1
   (b)  Authority of the Board of Directors....................................1

SECTION 3.  ELIGIBILITY........................................................1

   (a)  General Rule...........................................................1
   (b)  Ten-Percent Shareholders...............................................1

SECTION 4.  STOCK SUBJECT TO PLAN..............................................2

   (a)  Basic Limitation.......................................................2
   (b)  Additional Shares......................................................2

SECTION 5.  TERMS AND CONDITIONS OF AWARDS OR SALES............................2

   (a)  Stock Purchase Agreement...............................................2
   (b)  Duration of Offers and Nontransferability of Rights....................2
   (c)  Purchase Price.........................................................2
   (d)  Withholding Taxes......................................................3
   (e)  Restrictions on Transfer of Shares and Minimum Vesting.................3
   (f)  Accelerated Vesting....................................................3

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS....................................3

   (a)  Stock Option Agreement.................................................3
   (b)  Number of Shares.......................................................3
   (c)  Exercise Price.........................................................4
   (d)  Withholding Taxes......................................................4
   (e)  Exercisability.........................................................4
   (f)  Accelerated Exercisability.............................................4
   (g)  Basic Term.............................................................4
   (h)  Nontransferability.....................................................4
   (i)  Termination of Service (Except by Death)...............................4
   (j)  Leaves of Absence......................................................5
   (k)  Death of Optionee......................................................5
   (l)  No Rights as a Shareholder.............................................5
   (m)  Modification, Extension and Assumption of Options......................5
   (n)  Restrictions on Transfer of Shares and Minimum Vesting.................6
   (o)  Accelerated Vesting....................................................6

                                       i

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
SECTION 7.  PAYMENT FOR SHARES.................................................6

   (a)  General Rule...........................................................6
   (b)  Surrender of Stock.....................................................6
   (c)  Services Rendered......................................................6
   (d)  Promissory Note........................................................7
   (e)  Exercise/Sale..........................................................7
   (f)  Exercise/Pledge........................................................7

SECTION 8.  ADJUSTMENT OF SHARES...............................................7

   (a)  General................................................................7
   (b)  Mergers and Consolidations.............................................7
   (c)  Reservation of Rights..................................................8

SECTION 9.  SECURITIES LAWS REQUIREMENTS.......................................8

   (a)  General................................................................8
   (b)  Financial Reports......................................................8

SECTION 10.  NO RETENTION RIGHTS...............................................8


SECTION 11.  DURATION AND AMENDMENTS...........................................8

   (a)  Term of the Plan.......................................................8
   (b)  Right to Amend or Terminate the Plan...................................9
   (c)  Effect of Amendment or Termination.....................................9

SECTION 12.  DEFINITIONS.......................................................9

                    OBJECTSWITCH CORPORATION 1998 STOCK PLAN


SECTION 1. ESTABLISHMENT AND PURPOSE.

        The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

        Capitalized terms are defined in Section 12.


SECTION 2. ADMINISTRATION.

        (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

        (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.


SECTION 3. ELIGIBILITY.

        (a) GENERAL RULE. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

        (b) TEN-PERCENT SHAREHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and
(iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection
(b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

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SECTION 4. STOCK SUBJECT TO PLAN.

        (a) BASIC LIMITATION. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 4,055,2631 Shares, subject to adjustment pursuant to Section 8. The initial authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Company's shareholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, plus (ii) an additional increase of 600,000 shares. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

        (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option (including any options incorporated from the Predecessor Plan) or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 4,055,263 Shares (subject to adjustment pursuant to Section 8).


SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

        (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

        (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

        (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in
Section 7.

--------
1 Number reflects 1,670,000-share increase approved by the Board of Directors on April 29, 1999.

        (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

        (e) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the award or sale of the Shares. Any such right may be exercised only within 90 days after the termination of the Purchaser's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

        (f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Purchaser's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.


SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

        (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

        (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

        (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (e) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of the grant. Subject to the preceding sentence, the exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

        (f) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) such Options do not remain outstanding,
(iii) such Options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

        (g) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

        (h) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

        (i) TERMINATION OF SERVICE (EXCEPT BY DEATH). If an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

               (i) The expiration date determined pursuant to Subsection (g) above;

               (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

               (iii) The date six months after the termination of the Optionee's Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

        (j) LEAVES OF ABSENCE. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

        (k) DEATH OF OPTIONEE. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

               (i) The expiration date determined pursuant to Subsection (g) above; or

               (ii) The date 12 months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

        (l) NO RIGHTS AS A SHAREHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

        (m) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer, including outstanding options incorporated from the Predecessor Plan) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

        (n) RESTRICTIONS ON TRANSFER OF SHARES AND MINIMUM VESTING. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, an Outside Director or a
Consultant:

               (i) Any right to repurchase the Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the option grant;

               (ii) Any such right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the Shares; and

               (iii) Any such right may be exercised only within 90 days after the later of (A) the termination of the Optionee's Service or (B) the date of the option exercise.

        (o) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.


SECTION 7. PAYMENT FOR SHARES.

        (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

        (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

        (c) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

        (d) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

        (e) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        (f) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION. 8 ADJUSTMENT OF SHARES.

        (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

        (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

               (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

               (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

               (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

               (iv) The cancellation of such outstanding Options without payment of any consideration.

        (c) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


SECTION 9. SECURITIES LAW REQUIREMENTS.

        (a) GENERAL. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

        (b) FINANCIAL REPORTS. The Company each year shall furnish to Optionees, Purchasers and shareholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or shareholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.


SECTION 10. NO RETENTION RIGHTS.

        Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.


SECTION 11. DURATION AND AMENDMENTS.

        (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's shareholders. Shareholder approval shall not be required for any other amendment of the Plan.

        (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon approval of the Plan by the Company's shareholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of Shares. Rights and features under this Plan, including the option/vesting acceleration provisions relating to Change in Control may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such acceleration.


SECTION 12. DEFINITIONS.

        (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

        (b) "CHANGE IN CONTROL" shall mean:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

        (e) "COMPANY" shall mean ObjectSwitch Corporation, a California corporation.

        (f) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

        (g) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

        (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

        (i) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

        (j) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

        (k) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

        (l) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

        (m) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

        (n) "OPTIONEE" shall mean an individual who holds an Option.

        (o) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

        (p) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        (q) "PLAN" shall mean this ObjectSwitch Corporation 1998 Stock Plan.

        (r) "PREDECESSOR PLAN" shall mean the Company's existing 1996 Stock Option Plan.

        (s) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

        (t) "PURCHASER" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

        (u) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

        (v) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

        (w) "STOCK" shall mean the Common Stock of the Company.

        (x) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

        (y) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

        (z) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                    OBJECTSWITCH CORPORATION 1998 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT


             You have been granted the following option to purchase Common Stock of ObjectSwitch Corporation (the "Company"):

               Name of Optionee:                   <<Name>>

               Total Number of Shares Granted:     <<TotalShares>>

               Type of Option:                     <<ISO>>  Incentive Stock Option

                                                   <<NSO>>  Nonstatutory Stock Option

               Exercise Price Per Share:           $<<PricePerShare>>

               Date of Grant:                      <<DateGrant>>

               Date Exercisable:                   This option may be exercised, in whole or
                                                   in part, for 100% of the Shares subject to
                                                   this option at any time after the Date of
                                                   Grant.

               Vesting Commencement Date:          <<VestComDate>>

               Vesting Schedule:                   The Right of Repurchase shall lapse with
                                                   respect to the first 12.5% of the Shares
                                                   subject to this option when the Optionee
                                                   completes six months of continuous Service
                                                   after the Vesting Commencement Date.  The
                                                   Right of Repurchase shall lapse with
                                                   respect to an additional 2.0833% of the
                                                   Shares subject to this option when the
                                                   Optionee completes each month of
                                                   continuous Service thereafter.

               Expiration Date:                    <<ExpDate>>

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1998 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                                  OBJECTSWITCH CORPORATION

                                           By:
-----------------------------------           ----------------------------------

                                           Title:
-----------------------------------              -------------------------------
Print Name

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.



                   OBJECTSWITCH CORPORATION 1998 STOCK PLAN:
                             STOCK OPTION AGREEMENT


SECTION 1. GRANT OF OPTION.

        (A) OPTION. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3(b) of the Plan applies). This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice of Stock Option Grant.

        (b) STOCK PLAN AND DEFINED TERMS. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

        (a) EXERCISABILITY. Subject to Subsections (b) and (c) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

        (b) $100,000 LIMITATION. If this option is designated as an ISO in the Notice of Stock Option Grant, then the Optionee's right to exercise this option shall be deferred to the extent (and only to the extent) that this option otherwise would not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, except that:

             (i) The Optionee's right to exercise this option shall in any event become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant, unless the Optionee is an officer of the Company, an Outside Director or a Consultant; and

             (ii) The Optionee's right to exercise this option shall no longer be deferred if (A) the Company is subject to a Change in Control before the

        Optionee's Service terminates, (B) this option does not remain outstanding, (C) this option is not assumed by the surviving corporation or its parent and (D) the surviving corporation or its parent does not substitute an option with substantially the same terms for this option.

        (c) SHAREHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's shareholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

        Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

        (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company pursuant to
Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

        (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

        (c) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5. PAYMENT FOR STOCK.

        (a) CASH. All or part of the Purchase Price may be paid in cash or cash equivalents.

        (b) SURRENDER OF STOCK. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

        (c) EXERCISE/SALE. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

        (d) EXERCISE/PLEDGE. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

SECTION 6. TERM AND EXPIRATION.

        (a) BASIC TERM. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

        (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

             (i) The expiration date determined pursuant to Subsection (a) above;

             (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability; or

             (iii) The date six months after the termination of the Optionee's Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

        (c) DEATH OF THE OPTIONEE. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

             (i) The expiration date determined pursuant to Subsection (a) above; or

             (ii) The date 12 months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

        (d) LEAVES OF ABSENCE. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

        (e) NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

        (a) SCOPE OF REPURCHASE RIGHT. Unless they have become vested in accordance with the Notice of Stock Option Grant and Subsection (c) below, the Shares acquired under this Agreement initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Optionee may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession or (ii) to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Section 7 shall apply to the Transferee to the same extent as to the Optionee.

        (b) CONDITION PRECEDENT TO EXERCISE. The Right of Repurchase shall be exercisable with respect to any Restricted Shares only during the 60-day period next following the later of:

             (i) The date when the Optionee's Service terminates for any reason, with or without cause, including (without limitation) death or disability; or

             (ii) The date when such Restricted Shares were purchased by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

        (c) LAPSE OF REPURCHASE RIGHT. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the Right of Repurchase is not assigned to the acquiring entity or to its parent or subsidiary. Furthermore, if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) the Right of Repurchase is assigned to the acquiring entity or to its parent or subsidiary and (iii) there is an Involuntary Termination of Optionee's Service within twelve (12) months following the Change in Control, the Right of Repurchase shall automatically lapse and all of Optionee's Shares shall become vested.

        (d) REPURCHASE COST. If the Company exercises the Right of Repurchase, it shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

        (e) EXERCISE OF REPURCHASE RIGHT. The Right of Repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

        (f) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

        (g) TERMINATION OF RIGHTS AS SHAREHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

        (h) ESCROW. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or (ii) the lapse of the Right of First Refusal.

SECTION 8. RIGHT OF FIRST REFUSAL.

        (a) RIGHT OF FIRST REFUSAL. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

        (b) TRANSFER OF SHARES. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection
(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

        (c) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this
Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

        (d) TERMINATION OF RIGHT OF FIRST REFUSAL. Any other provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

        (e) PERMITTED TRANSFERS. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee's spouse, children or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Optionee.

        (f) TERMINATION OF RIGHTS AS SHAREHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

        No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

        (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

        (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

        (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

        The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER.

        (a) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

        (b) MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

        (c) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

        (d) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

        (e) LEGENDS. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

        "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

        "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN

        OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

        (f) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

        (g) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. ADJUSTMENT OF SHARES.

        In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 13. MISCELLANEOUS PROVISIONS.

        (a) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

        (b) NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

        (c) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

        (d) ENTIRE AGREEMENT. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

        (e) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 14. DEFINITIONS.

        (a) "AGREEMENT" shall mean this Stock Option Agreement.

        (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

        (c) "CHANGE IN CONTROL" shall mean:

             (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

             (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (e) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

        (f) "COMPANY" shall mean ObjectSwitch Corporation, a California corporation.

        (g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

        (h) "DATE OF GRANT" shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee's Service.

        (i) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

        (j) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

        (k) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

        (l) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

        (m) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

        (n) "INVOLUNTARY TERMINATION" means the termination of the Service of any individual which occurs by reason of:

             (i) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

             (ii) such individual's voluntary resignation following (A) a reduction in his or her level of compensation (including base salary and participation in bonus or incentive programs) or (B) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such reduction or relocation is effected by the Company without the individual's consent.

        (o) "MISCONDUCT" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Company (or any Parent or Subsidiary).

        (p) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

        (q) "NOTICE OF STOCK OPTION GRANT" shall mean the document so entitled to which this Agreement is attached.

        (r) "OPTIONEE" shall mean the individual named in the Notice of Stock Option Grant.

        (s) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

        (t) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (u) "PLAN" shall mean the ObjectSwitch Corporation 1998 Stock Plan, as in effect on the Date of Grant.

        (v) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

        (w) "RESTRICTED SHARE" shall mean a Share that is subject to the Right of Repurchase.

        (x) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 8.

        (y) "RIGHT OF REPURCHASE" shall mean the Company's right of repurchase described in Section 7.

        (z) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        (aa) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

        (bb) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

        (cc) "STOCK" shall mean the Common Stock of the Company.

        (dd) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (ee) "TRANSFEREE" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

        (ff) "TRANSFER NOTICE" shall mean the notice of a proposed transfer of Shares described in Section 8.

                    OBJECTSWITCH CORPORATION 1998 STOCK PLAN:

                            SUMMARY OF STOCK PURCHASE


By your signature and the signature of the Company's representative below, you and the Company agree that you are purchasing shares subject to the terms and conditions of the 1998 Stock Plan and the Stock Purchase Agreement, both of which are attached to and made a part of this document.


   Name of Purchaser:                       <<Name>>

   Total Number of Purchased Shares:        <<TotalShares>>

   Purchase Price Per Share:                $<<PricePerShare>>

   Date of Purchase:                        <<DatePurchase>>

   Vesting Commencement Date:               <<VestComDate>>

   Vesting Schedule:                        The Right of Repurchase shall lapse
                                            with respect to the
                                            first<<Percent>>% of the Purchased
                                            Shares when the Purchaser
                                            completes<<CliffPeriod>>months of
                                            continuous Service after the Vesting
                                            Commencement Date. The Right of
                                            Repurchase shall lapse with respect
                                            to an additional<<Fraction>>% of the
                                            Purchased Shares when the Purchaser
                                            completes each month of continuous
                                            Service thereafter.


PURCHASER:                                  OBJECTSWITCH CORPORATION


___________________________________         By:_________________________________

___________________________________         Title:______________________________
Print Name

                    OBJECTSWITCH CORPORATION 1998 STOCK PLAN:

                            STOCK PURCHASE AGREEMENT



SECTION 1. ACQUISITION OF SHARES.

        (a) TRANSFER. On the terms and conditions set forth in the Summary of Stock Purchase and this Agreement, the Company agrees to transfer to the Purchaser the number of Shares set forth in the Summary of Stock Purchase. The transfer shall occur at the offices of the Company on the date of purchase set forth in the Summary of Stock Purchase or at such other place and time as the parties may agree.

        (b) CONSIDERATION. The Purchaser agrees to pay the Purchase Price set forth in the Summary of Stock Purchase for each Purchased Share. The Purchase Price is agreed to be at least 100% of the Fair Market Value of the Purchased Shares. Payment shall be made on the transfer date in cash or cash equivalents.

        (c) STOCK PLAN AND DEFINED TERMS. The transfer of the Purchased Shares is subject to the Plan, a copy of which the Purchaser acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 12 of this Agreement.


SECTION 2. RIGHT OF REPURCHASE.

        (a) SCOPE OF REPURCHASE RIGHT. All Purchased Shares initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company. The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Purchaser may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession or (ii) to the Purchaser's spouse, children or grandchildren or to a trust established by the Purchaser for the benefit of the Purchaser or the Purchaser's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Shares, then this Section 2 shall apply to the Transferee to the same extent as to the Purchaser.

        (b) CONDITION PRECEDENT TO EXERCISE. The Right of Repurchase shall be exercisable only during the 60-day period next following the date when the Purchaser's Service terminates for any reason, with or without cause, including (without limitation) death or disability.

        (c) LAPSE OF REPURCHASE RIGHT. The Right of Repurchase shall lapse with respect to the Purchased Shares in accordance with the vesting schedule set forth in the Summary of Stock Purchase. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Shares shall become vested if
(i) the Company is subject to a Change in Control before the Purchaser's Service terminates and (ii) the Right of Repurchase is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

        (d) REPURCHASE COST. If the Company exercises the Right of Repurchase, it shall pay the Purchaser an amount equal to the Purchase Price for each of the Restricted Shares being repurchased.

        (e) EXERCISE OF REPURCHASE RIGHT. The Right of Repurchase shall be exercisable only by written notice delivered to the Purchaser prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Purchaser the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Purchaser in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

        (f) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

        (g) TERMINATION OF RIGHTS AS SHAREHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 2, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

        (h) ESCROW. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Purchased Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Purchaser upon the Purchaser's request to the extent the Purchased Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Purchased Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Purchaser's cessation of Service or (ii) the lapse of the Right of First Refusal.


SECTION 3. RIGHT OF FIRST REFUSAL.

        (a) RIGHT OF FIRST REFUSAL. In the event that the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Purchased Shares, or any interest in such Purchased Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Purchased Shares. If the Purchaser desires to transfer Purchased Shares, the Purchaser shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Purchased Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Purchased Shares. The Company shall have the right to purchase all, and not less than all, of the Purchased Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection
(b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

        (b) TRANSFER OF SHARES. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Purchaser may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Purchased Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Purchaser is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Purchased Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Purchased Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Purchased Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

        (c) ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Purchased Shares subject to this Section 3 or into which such Purchased Shares thereby become convertible shall immediately be subject to this Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Purchased Shares subject to this Section 3.

        (d) TERMINATION OF RIGHT OF FIRST REFUSAL. Any other provision of this
Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Purchased Shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by Subsections
(a) and (b) above.

        (e) PERMITTED TRANSFERS. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Purchaser's spouse, children or grandchildren or to a trust established by the Purchaser for the benefit of the Purchaser or the Purchaser's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Purchased Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 3 shall apply to the Transferee to the same extent as to the Purchaser.

        (f) TERMINATION OF RIGHTS AS SHAREHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Purchased Shares are to be purchased shall no longer have any rights as a holder of such Purchased Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Purchased Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.


SECTION 4. OTHER RESTRICTIONS ON TRANSFER.

        (a) PURCHASER REPRESENTATIONS. In connection with the issuance and acquisition of Shares under this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

               (i) The Purchaser is acquiring and will hold the Purchased Shares for investment for his or her account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

               (ii) The Purchaser understands that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Purchased Shares.

               (iii) The Purchaser is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited "broker's transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

               (iv) The Purchaser will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he or she will not dispose of the Purchased Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Purchased Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares under the Rules of the California Corporations Commissioner.

               (v) The Purchaser has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Purchased Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

               (vi) The Purchaser is aware that his or her investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his or her financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of his or her investment in the Purchased Shares.

        (b) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Purchased Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

        (c) MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Purchaser shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection
(c) shall not apply to Shares registered in the public offering under the Securities Act, and the Purchaser shall be subject to this Subsection (c) only if the directors and officers of the Company are subject to similar arrangements.

        (d) RIGHTS OF THE COMPANY. The Company shall not be required to (i) transfer on its books any Purchased Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.


SECTION 5. SUCCESSORS AND ASSIGNS.

            Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6. NO RETENTION RIGHTS.

            Nothing in this Agreement or in the Plan shall confer upon the Purchaser any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser) or of the Purchaser, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.


SECTION 7. TAX ELECTION.

            The acquisition of the Purchased Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code
Section 83(b). Such election may be filed only within 30 days after the date of purchase set forth in the Summary of Stock Purchase. The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit. THE PURCHASER SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. THE PURCHASER ACKNOWLEDGES THAT IT IS HIS OR HER SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.


SECTION 8. LEGENDS.

            All certificates evidencing Purchased Shares shall bear the following legends:

        "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

        "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

If required by the authorities of any state in connection with the issuance of the Purchased Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.


SECTION 9. NOTICE.

            Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company.


SECTION 10. ENTIRE AGREEMENT.

            The Summary of Stock Purchase, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.


SECTION 11. CHOICE OF LAW.

            This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.


SECTION 12. DEFINITIONS.

        (a) "AGREEMENT" shall mean this Stock Purchase Agreement.

        (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

        (c) "CHANGE IN CONTROL" shall mean:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (e) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

        (f) "COMPANY" shall mean ObjectSwitch Corporation, a California corporation.

        (g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

        (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

        (i) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

        (j) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

        (k) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (l) "PLAN" shall mean the ObjectSwitch Corporation 1998 Stock Plan, as amended.

        (m) "PURCHASED SHARES" shall mean the Shares purchased by the Purchaser pursuant to this Agreement.

        (n) "PURCHASE PRICE" shall mean the amount for which one Share may be purchased pursuant to this Agreement, as specified in the Summary of Stock Purchase.

        (o) "PURCHASER" shall mean the individual named in the Summary of Stock Purchase.

        (p) "RESTRICTED SHARE" shall mean a Purchased Share that is subject to the Right of Repurchase.

        (q) "RIGHT OF FIRST REFUSAL" shall mean the Company's right of first refusal described in Section 3.

        (r) "RIGHT OF REPURCHASE" shall mean the Company's right of repurchase described in Section 2.

        (s) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        (t) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

        (u) "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

        (v) "STOCK" shall mean the Common Stock of the Company.

        (w) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain or corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (x) "SUMMARY OF STOCK PURCHASE" shall mean the document so entitled to which this Agreement is attached.

        (y) "TRANSFEREE" shall mean any person to whom the Purchaser has directly or indirectly transferred any Purchased Share.

        (z) "TRANSFER NOTICE" shall mean the notice of a proposed transfer of Purchased Shares described in Section 3.

                                                                       EXHIBIT I


                             SECTION 83(b) ELECTION

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

(1)     The taxpayer who performed the services is:

        Name:

        Address:

        Social Security No.:

(2) The property with respect to which the election is made is ______ shares of the common stock of ObjectSwitch Corporation.

(3)     The property was transferred on ________ __, 1998_.

(4)     The taxable year for which the election is made is the calendar year
        1998_.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a ______-year period ending on ___________ ____,
        _____.

(6) The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___ per share.

(7)     The amount paid for such property is $____ per share.

(8) A copy of this statement was furnished to ObjectSwitch Corporation, for whom taxpayer rendered the services underlying the transfer of such property.

(9)     This statement is executed on _______ __, 1998__.


___________________________________      _______________________________________
Spouse (if any)                          Taxpayer

This election must be filed with the Internal Revenue Service Center with which the Purchaser files his or her Federal income tax returns and must be filed within 30 days after the date of purchase. This filing should be made by registered or certified mail, return receipt requested. The Purchaser must retain two copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

                    OBJECTSWITCH CORPORATION 1998 STOCK PLAN
                         NOTICE OF STOCK OPTION EXERCISE


OPTIONEE INFORMATION:

Name:_______________________           Social Security Number:____  -____ -____

Address:____________________           Employee Number: _______________________
        ____________________


OPTION INFORMATION:


Date of Grant:_____________,___19____  Type of Option: [ ] Nonstatutory (NSO) or
                                                       [ ] Incentive (ISO)
Exercise Price per Share: $______

Total number of shares of Common Stock of
ObjectSwitch Corporation (the "Company")
covered by option:                     _____________________ shares


EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now: _______________________. (These shares are referred to below as the "Purchased Shares.")

Total Exercise Price for the Purchased Shares:   $_______________

Form of payment enclosed [CHECK ALL THAT APPLY]:

Check for $____________________,       [ ] Certificate(s) for_______shares of
made payable to                            the Common Stock of the Company that
"ObjectSwitch Corporation"                 I have owned for at least six months.
                                           (These shares will be valued as of
                                           the date when this notice is received
                                           by the Company.)

                                       [ ] (Attestation Form covering) shares of
                                           the Common Stock of the Company.
                                           (These shares will be valued as of
                                           the date when this notice is received
                                           by the Company.)


Names in which the Purchased Shares should be registered [YOU MUST CHECK ONE]:

[ ]  In my name only

[ ]  In the names of my spouse and     My spouse's name (if applicable):
     myself as community property

[ ] In the names of my spouse and myself as joint tenants with the right of survivorship

The certificate for the Purchased      ________________________________________
Shares should be sent to the           ________________________________________
following address:                     ________________________________________


    YOU MUST SIGN THIS NOTICE ON THE SECOND PAGE BEFORE SUBMITTING IT TO THE
                                    COMPANY.

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1. I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any "distribution" of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

2. I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3. I acknowledge that the Company is under no obligation to register the Purchased Shares.

4. I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited "broker's transaction" and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5. I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6. I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7. I am aware that my investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8. I acknowledge that the Purchased Shares remain subject to the Company's right of first refusal and may remain subject to the Company's right of repurchase at the exercise price, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9. I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10. I acknowledge that I have received a copy of the Company's memorandum regarding the federal income tax consequences of an option exercise and the tax election under section 83(b) of the Internal Revenue Code. In the event that I choose to make a section 83(b) election, I acknowledge that it is my responsibility--and not the Company's responsibility--to file the election in a timely manner, even if I ask the Company or its agents to make the filing on my behalf. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

11. I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.


SIGNATURE:


_________________________________                 _______________,____19___

                       FEDERAL INCOME TAX CONSEQUENCES AND
                             SECTION 83(b) ELECTION
                          (Current as of October 1998)



PURPOSE OF THIS MEMORANDUM

The purpose of this memorandum is to provide you with a brief summary of the tax consequences of exercising your option. For a number of reasons, this memorandum is no substitute for personal tax advice:

- To make the memorandum short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

- While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

- State or foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

- Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

- The memorandum assumes that you are paying the exercise price of your option in cash (or in the form of a full-recourse promissory note with an interest rate that meets IRS requirements). If you are paying the exercise price in the form of stock, you become subject to special rules that are not addressed here.

- The tax rules change often, and the Company is not responsible for updating this summary.

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION AND BEFORE MAKING A DECISION ABOUT FILING OR NOT FILING A SECTION 83(b) ELECTION.

LIMIT ON ISO TREATMENT

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). But the favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 50,000 shares for $4 per share. Assume further that the entire option is exercisable immediately after the date of grant. (It is irrelevant when the underlying stock vests.) Only the first 25,000 shares qualify for ISO treatment.

(25,000 times $4 equals $100,000.) The remaining 25,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

EXERCISE OF NONSTATUTORY STOCK OPTION TO PURCHASE VESTED SHARES

The Notice of Stock Option Grant indicates whether your Purchased Shares are already vested. Vested shares are no longer subject to the Company's right to repurchase them at the exercise price, although they are still subject to the Company's right of first refusal. If you know that your Purchased Shares are already vested, there is no need to file a section 83(b) election.

If you are exercising an NSO to purchase vested shares, you will be taxed now. You will recognize ordinary income in an amount equal to the difference between
(a) the fair market value of the Purchased Shares on the date of exercise and
(b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to their fair market value on the date of exercise.

EXERCISE OF NSO TO PURCHASE NON-VESTED SHARES

If you are exercising an NSO to purchase non-vested shares, and if you do not file a timely election under section 83(b) of the Tax Code, then you will not be taxed now. Instead, you will be taxed whenever an increment of Purchased Shares vests--in other words, when the Company no longer has the right to repurchase those shares at the exercise price. The Notice of Stock Option Grant indicates when this occurs, generally over a period of several years. Whenever an increment of Purchased Shares vests, you will recognize ordinary income in an amount equal to the difference between (a) the fair market value of those Purchased Shares on the date of vesting and (b) the exercise price you are paying for those Purchased Shares. If you are an employee or former employee of the Company, this amount will be subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) will be equal to their fair market value on the date of vesting.

If you are exercising an NSO to purchase non-vested shares, and if you file a timely election under section 83(b) of the Tax Code, then you will be taxed now. You will recognize ordinary income in an amount equal to the difference between
(a) the fair market value of the Purchased Shares on the date of exercise and
(b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to their fair market value on the date of exercise. Even if the fair market value of the Purchased Shares on the date of exercise equals the exercise price (and thus no tax is payable), the 83(b) election must be made in order to avoid having any subsequent appreciation taxed as ordinary income at the time of vesting.

AN 83(b) ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS AFTER THE NOTICE OF EXERCISE OF STOCK OPTION IS SIGNED. The 30-day filing period cannot be extended. If you miss the deadline, you will be taxed as the Purchased Shares vest, based on the value of the shares at that time. (See above.) The form for making the 83(b) election is attached.

EXERCISE OF ISO AND ISO HOLDING PERIODS

If you are exercising an ISO, you will not be taxed under the regular tax rules until you dispose of the Purchased Shares.(1) (The alternative minimum tax rules are described below.) The tax treatment at the time of disposition depends on how long you hold the shares. You will satisfy the ISO holding periods if you hold the Purchased Shares until the later of the following dates:

-       The date two years after the ISO was granted, and

-       The date one year after the ISO is exercised.

DISPOSITION OF ISO SHARES

If you dispose of the Purchased Shares after satisfying both of the ISO holding periods, then you will recognize only a long-term capital gain at the time of disposition. The amount of the capital gain is equal to the difference between
(a) the sales proceeds and (b) the exercise price. In general, the maximum marginal federal income tax rate on long-term capital gains is 20%.

If you dispose of the Purchased Shares when either or both of the ISO holding periods are not met, then you will recognize ordinary income at the time of disposition. The calculation of the ordinary income amount depends on whether the shares are vested at the time of exercise.

- SHARES VESTED. If the shares are vested at the time of exercise, the amount of ordinary income will be equal to the difference between (a) the fair market value of the Purchased Shares on the date of exercise and (b) the exercise price. But if the disposition is an arm's length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income will not be subject to withholding for income or payroll taxes. Your tax basis in the Purchased Shares will be equal to their fair market value on the date of exercise. Any gain in excess of your basis will be taxed as a capital gain--either long-term or short-term, depending on how long you hold the Purchased Shares after the date of exercise.

- SHARES NOT VESTED--NO 83(b) ELECTION FILEd. If the Purchased Shares are not vested at the time of exercise, and if you do not file a timely election under section 83(b) of the Tax Code, then the amount of ordinary income will be equal to the difference between (a) the fair market value of the Purchased Shares on the date of vesting and (b) the exercise price. But if the disposition is an arm's length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income will not be subject to withholding for income or payroll taxes. Your tax basis in the Purchased Shares will be equal to their fair market value on the date of vesting. Any gain in excess of your basis will be taxed as a capital gain--either long-term or short-term, depending on how long you hold the Purchased Shares after the date of vesting.





----------------------------------

1 Generally, a "disposition" of shares purchased under an ISO encompasses any transfer of legal title, such as a transfer by sale, exchange or gift, but does not include a transfer to your spouse, a transfer into joint ownership with right of survivorship (if you remain one of the joint owners), a pledge, a transfer by bequest or inheritance, or certain tax free exchanges permitted under the Tax Code.

- SHARES NOT VESTED--TIMELY 83(B) ELECTION FILEd. If the shares are not vested at the time of exercise, and if you file a timely election under section 83(b) of the Tax Code, then the amount of ordinary income will be equal to the difference between (a) the fair market value of the Purchased Shares on the date of exercise and (b) the exercise price. In other words, the 83(b) election causes the ordinary income to be calculated as if the shares were vested at the time of exercise. All other rules described above for the purchase of vested shares by exercising an ISO apply here as well. AN 83(B) ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS AFTER THE NOTICE OF EXERCISE OF STOCK OPTION IS SIGNED. The 30-day filing period cannot be extended. Note that, in the case of an ISO, the 83(b) election does not trigger an immediate tax; it merely affects how the ordinary income is calculated when you dispose of the Purchased Shares. If you miss the filing deadline, the amount of your ordinary income will be based on the value of the Purchased Shares at the time they vest. (See above.) The form for making the 83(b) election is attached.

You may not know at this time whether you will dispose of your Purchased Shares before meeting the two holding periods. You should nevertheless consider filing an 83(b) election. If you meet the holding periods, the election will be moot for purposes of the regular tax system, since you will have no ordinary income. (The effect of the election under the alternative minimum tax system is discussed below.) If you do not satisfy the holding periods, then the election will take effect and will limit your ordinary income to the gain that existed at the time of exercise.

SUMMARY OF ALTERNATIVE MINIMUM TAX

The alternative minimum tax (AMT) must be paid if it exceeds your regular income tax. The AMT is equal to 26% of your alternative minimum tax base up to $175,000 and 28% of the excess over $175,000. (In the case of married individuals filing separately, the breakpoint is $87,500 rather than $175,000.) Your alternative minimum tax base is equal to your alternative minimum taxable income (AMTI) minus your exemption amount.

- ALTERNATIVE MINIMUM TAXABLE INCOME. Your AMTI is equal to your regular taxable income, subject to certain adjustments and increased by items of tax preference. Among the many adjustments made in computing AMTI are the following:

        - State and local income and property taxes are not allowed as a deduction.

        -       Miscellaneous itemized deductions are not allowed.

        - Medical expenses are not allowed as a deduction until they exceed 10% of adjusted gross income (as opposed to the 7.5% floor that applies to regular income taxes).

        -       Certain interest deductions are not allowed.

        -       The standard deduction and personal exemptions are not allowed.

        - When an ISO is exercised, the spread is treated as if the option were an NSO. (See discussion below.)

- EXEMPTION AMOUNT. Before AMT is calculated, AMTI is reduced by the exemption amount. The exemption amount is as follows:

         Joint Returns: $45,000                   Single Returns: $33,750                   Separate Returns: $22,500

        The exemption amount is phased out by 25 cents for each $1 by which AMTI exceeds the following levels:

         Joint Returns: $150,000                   Single Returns: $112,500                   Separate Returns: $75,000

        This means, for example, that the entire $45,000 exemption amount disappears for married individuals filing joint returns when AMTI reaches $330,000.

APPLICATION OF AMT WHEN ISO IS EXERCISED

As noted above, when an ISO is exercised, the spread is treated for AMT purposes as if the option were an NSO. In other words, the spread is included in AMTI at the time of exercise, unless the Purchased Shares are not yet vested at the time of exercise. If the Purchased Shares are not yet vested, the value of the shares minus the exercise price is included in AMTI when the shares vest. If you makes an election under section 83(b) within 30 days after exercise, then the spread should be included in AMTI at the time of exercise. AN 83(B) ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS AFTER THE NOTICE OF EXERCISE OF STOCK OPTION IS SIGNED. The 30-day filing period cannot be extended.

A special rule applies if you dispose of the Purchased Shares in the same year in which you exercised the ISO. If the amount you realize on the sale is less than the value of the stock at the time of exercise, then the amount includable in AMTI on account of the ISO exercise is limited to the gain realized on the sale. (2)

To the extent that a your AMT is attributable to the spread on exercising an ISO (and certain other items), the AMT paid may be applied as a credit against your regular income tax liability in future years. But this tax credit cannot reduce your regular income tax liability in any future tax year below your AMT for that year. The AMT credit may be carried forward indefinitely, but it may not be carried back. (In practice, many optionees who paid AMT upon exercising an ISO find that they cannot fully use this tax credit for many years, if at all.)

When Purchased Shares are sold, your basis for purposes of computing the capital gain or loss under the AMT system is increased by the option spread that exists at the time of exercise. Again, an ISO is treated under the AMT system much like an NSO is treated under the regular tax system. But your basis in the ISO shares for purposes of computing gain or loss under the regular tax system is equal to the exercise price; it does not reflect any AMT that you pay on the spread at exercise. Therefore, if you pay AMT in the year of the ISO exercise and regular income tax in the year of selling the Purchased Shares, you could pay tax twice on the same gain (except to the extent that you can use the AMT credit described above).




------------------------------

2 This is similar to the rule that applies under the regular tax system in the event of a disqualifying disposition of ISO stock. The amount of ordinary income that must be recognized in that case generally does not exceed the amount of the gain realized in the disposition.

                             SECTION 83(b) ELECTION


This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

        (1)     The taxpayer who performed the services is:

                Name:   ___________________________________

               Address: ___________________________________

               Social Security No.: _______________________

        (2) The property with respect to which the election is made is ______ shares of the common stock of ObjectSwitch Corporation.

        (3)     The property was transferred on ________ __, _____.

        (4) The taxable year for which the election is made is the calendar year _____.

        (5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a ______-year period ending on ___________ ____, _____.

        (6) The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_____ per share.

        (7)     The amount paid for such property is $_____ per share.

        (8) A copy of this statement was furnished to ObjectSwitch Corporation, for whom taxpayer rendered the services underlying the transfer of such property.

        (9)     This statement is executed on _______ __, _____.



________________________________               ________________________________
Spouse (if any)                                Taxpayer


THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE CENTER WITH WHICH THE OPTIONEE FILES HIS OR HER FEDERAL INCOME TAX RETURNS AND MUST BE FILED WITHIN 30 DAYS AFTER THE DATE OF PURCHASE. THIS FILING SHOULD BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED. THE OPTIONEE MUST RETAIN TWO COPIES OF THE COMPLETED FORM FOR FILING WITH HIS OR HER FEDERAL AND STATE TAX RETURNS FOR THE CURRENT TAX YEAR AND AN ADDITIONAL COPY FOR HIS OR HER RECORDS.